UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2013

McKESSON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13252	94-3207296
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Post Street, San Francisco, California		94104
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (415) 983-8300
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 31, 2013, at the Annual Meeting of Stockholders (the “2013 Annual Meeting”) of McKesson Corporation (the “Company”), stockholders approved the Company's 2013 Stock Plan (the “2013 Stock Plan”). The 2013 Stock Plan had been previously approved by the Company's Board of Directors (the “Board”) at its May 22, 2013 meeting, subject to stockholder approval. A summary of the material terms of the 2013 Stock Plan is set forth in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 21, 2013 (the “Definitive Proxy Statement”), which summary is incorporated herein by reference.
A copy of the 2013 Stock Plan, including the associated forms of statement of terms and conditions and grant notices, are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On January 30, 2013, the Board adopted amendments to the Company's Amended and Restated By-Laws (the “By-Law Amendments”), subject to the approval of the Company's stockholders at the 2013 Annual Meeting, providing a means for stockholders to take action between annual meetings of stockholders. The Company previously announced the Board's approval of the By-Law Amendments, subject to stockholder approval, in the Company's Current Report on Form 8-K dated January 30, 2013, as furnished to the SEC, and the Company's Definitive Proxy Statement.
The By-Law Amendments permit record holders who have held at least a twenty-five percent (25%) net long position in the outstanding shares of common stock of the Company for at least one year to call a special meeting of stockholders. The text of the By-Law Amendments contains various timing and other mechanisms that are intended to avoid potential abuse and the cost and distraction that would result from multiple stockholder meetings being held in a short time period. In addition, the By-Law Amendments include certain non-substantive changes to the text of the Company's Amended and Restated By-Laws.
The above description of the By-Law Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Company's Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On July 31, 2013, the following ten items were voted on at the 2013 Annual Meeting, and the stockholder votes on each such matter, as certified by the Inspector of Election, are set forth below.
Item 1. The Board's nominees for directors, as listed in the Definitive Proxy Statement, were each elected to serve a one-year term. The votes were as follows:1

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Andy D. Bryant	179,365,426	4,716,233	744,621	16,116,799
Wayne A. Budd	177,638,288	6,412,907	775,085	16,116,799
John H. Hammergren	173,357,326	9,632,943	1,836,011	16,116,799
Alton F. Irby III	110,067,398	73,029,424	1,729,458	16,116,799
M. Christine Jacobs	123,119,646	60,117,522	1,589,112	16,116,799
Marie L. Knowles	178,667,517	5,421,706	737,057	16,116,799
David M. Lawrence, M.D.	125,395,511	57,821,893	1,608,876	16,116,799
Edward A. Mueller	129,337,291	53,820,000	1,668,989	16,116,799
Jane E. Shaw, Ph.D.	155,056,142	28,132,588	1,637,550	16,116,799

Item 2. The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014 was ratified, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
196,381,014	3,890,742	671,323	—
Item 3. The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
40,220,617	140,611,665	3,993,998	16,116,799
Item 4. The proposal to approve the Company's 2013 Stock Plan was approved, having received the following votes:3

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,043,264	27,223,771	559,305	16,116,799
Item 5. The proposal to amend the Company's 2000 Employee Stock Purchase Plan was approved, having received the following votes:3

Votes For	Votes Against	Abstentions	Broker Non-Votes
181,159,810	2,942,708	723,762	16,116,799
Item 6. The proposal to amend the Company's By-Laws to provide for a right of stockholders to call special meetings was approved, having received the following votes:4

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,097,727	1,240,723	487,830	16,116,799
Item 7. The stockholder-submitted proposal on action by written consent of stockholders was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,280,342	102,394,409	1,151,529	16,116,799
Item 8. The stockholder-submitted proposal on disclosure of political contributions and expenditures was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,312,692	74,390,570	45,123,018	16,116,799

Item 9. The stockholder-submitted proposal on significant executive stock retention until reaching normal retirement age or terminating employment was not approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,541,787	134,122,464	1,162,029	16,116,799
Item 10. The stockholder-submitted proposal on the Company's compensation clawback policy was approved, having received the following votes:2

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,213,891	86,413,315	1,199,074	16,116,799
Each of the items considered at the 2013 Annual Meeting is described in further detail in the Definitive Proxy Statement. No item other than the ten items addressed above and described in the Definitive Proxy Statement was submitted at the 2013 Annual Meeting for stockholder action.
1 Under the Company's majority voting standard, the election of a nominee required that the nominee receive a majority of the votes cast (that is, the number of votes cast “for” each nominee had to exceed the number of votes cast “against” such nominee). Therefore, abstentions and broker non-votes were required to be disregarded and had no effect on the vote results.
2 Approval of each proposal with this footnote designation required the affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote on the proposal at the meeting. Therefore, abstentions, which represented shares present and entitled to vote, had the same effect as a vote against the proposal. Broker non-votes, if any, were required to be disregarded and had no effect on the vote results.
3 Under the requirements of the rules of the New York Stock Exchange (“NYSE”), the approval of the 2013 Stock Plan and amendment to the 2000 Employee Stock Purchase Plan required the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represented at least 50% of the outstanding shares entitled to vote on the proposal. The NYSE counts votes “for” and “against” and abstentions as votes cast.  Broker non-votes did not count as votes cast, but did count as shares outstanding and entitled to vote. Accordingly, the sum of votes “for,” plus votes “against,” plus abstentions, which sum is referred to as the “NYSE Votes Cast,” must have been greater than 50% of the outstanding shares entitled to vote. Further, the number of votes “for” each proposal must have been greater than 50% of the NYSE Votes Cast. Thus, abstentions had the same effect as a vote against the proposal.
4 Approval of this proposal required the affirmative vote of a majority of the shares outstanding and entitled to vote on this proposal at the meeting. Shares represented by abstentions or broker non-votes on this proposal had the effect of a vote against the matter.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Amended and Restated By-Laws of McKesson Corporation, as amended on July 31, 2013.
10.1	McKesson Corporation 2013 Stock Plan, as approved on July 31, 2013.
10.2	Forms of statement of terms and conditions and grant notices as applicable to awards under the McKesson Corporation 2013 Stock Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:	August 2, 2013

McKesson Corporation

		By:	/s/ Laureen E. Seeger
Laureen E. Seeger
Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of McKesson Corporation, as amended on July 31, 2013.
10.1	McKesson Corporation 2013 Stock Plan, as approved on July 31, 2013.
10.2	Forms of statement of terms and conditions and grant notices as applicable to awards under the McKesson Corporation 2013 Stock Plan.